POWER OF ATTORNEY

Know all by these presents, that the undersigned

hereby constitutes and appoints each of Ivana

Magovcevic-Liebisch, George V. Migausky, and

Nathaniel S. Gardiner, or any of them acting

individually, the undersigned's true and lawful

attorney-in-fact to:

(1) execute for and on behalf of the undersigned a

Form ID application to be filed with the Securities

and Exchange Commission to obtain EDGAR codes

for the undersigned;

(2) execute for and on behalf of the undersigned

Forms 3, 4, and 5 with respect to the securities of

Dyax Corp. in accordance with Section 16(a) of the

Securities Exchange Act of 1934 and the rules

thereunder;

(3) do and perform any and all acts for and on behalf

of the undersigned which may be necessary or

desirable to complete and execute any such Form ID

application or Form 3, 4, or 5, complete and execute

any amendment or amendments thereto, and timely

file such form with the United States Securities and

Exchange Commission and any stock exchange or

similar authority; and

(4) take any other action of any type whatsoever in

connection with the foregoing which, in the opinion

of such attorney-in-fact, may be of benefit to, in the

best interest of, or legally required by, the undersigned,

it being understood that the documents executed by

such attorney-in-fact on behalf of the undersigned

pursuant to this Power of Attorney shall be in such

form and shall contain such terms and conditions as

such attorney-in-fact may approve in such

attorney-in-fact's discretion.

     The undersigned hereby grants to each such

attorney-in-fact full power and authority to do and

perform any and every act and thing whatsoever

requisite, necessary, or proper to be done in the

exercise of any of the rights and powers herein

granted, as fully to all intents and purposes as the

undersigned might or could do if personally present,

with full power of substitution or revocation, hereby

ratifying and confirming all that such attorney-in-fact,

or such attorney-in-fact's substitute or substitutes,

shall lawfully do or cause to be done by virtue of this

power of attorney and the rights and powers herein

granted.  The undersigned acknowledges that the

foregoing attorneys-in-fact, in serving in such capacity

at the request of the undersigned, are not assuming,

nor is the Company assuming, any of the

undersigned's responsibilities to comply with Section

16 of the Securities Exchange Act of 1934.

     This Power of Attorney shall remain in full force and

effect until the undersigned is no longer required to

file Forms 3, 4, and 5 with respect to the undersigned's

holdings of and transactions in securities issued by the

Company, unless earlier revoked by the undersigned in

a signed writing delivered to the foregoing

attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused

this Power of Attorney to be executed as of this

12th day of May 2011.

/s/ Thomas L. Kempner